                                                                   Exhibit 10.22

                          PAETEC COMMUNICATIONS, INC.
                             AGENT INCENTIVE PLAN

Introduction

          Employee participation in ownership through stock options is a key element of PaeTec's business plan. Our independent sales agents are also an important part of PaeTec's marketing strategy, and we want to offer means by which agents who help us succeed can share in the success along with our employees and shareholders. Accordingly, we have created this Agent Incentive Plan (the "Plan").

          Under the Plan, agents who achieve specified sales goals will be granted Warrants entitling them to purchase shares of the Class A Common Stock of our parent company, PaeTec Corp. ("Warrant Shares")./1/ The Exercise Price will be set at the time the Warrants are granted by the Company based on the then current fair market value of PaeTec's stock. Agents who receive Warrants will then have the benefit of subsequent increases in the price of the shares as if they were investors holding stock. In this way, agents who consistently generate significant monthly revenues are rewarded with the option to in effect "buy-in" to the Company and to share in future increases in value of the Company.

          PaeTec is currently a private company and there is no public trading market for its stock. Recognizing that agents will not therefore realize cash "value" from the Plan until PaeTec becomes a public company, the Warrants will not be exercisable until after PaeTec successfully completes an initial public offering (an "IPO") of its common stock. Further, the Warrants will only be exercisable in compliance with federal and state securities laws.

          The ability to exercise the Warrants (also referred to as "vesting") will also be dependent on maintenance of sales volumes. The right to purchase the Warrant Shares will vest over a period four years, depending on retention of the sales revenues generated by the agent.

          The Company has set aside a total of 500,000 shares to cover Warrants under the Plan. Once the Warrants have been granted with respect to all 500,000 shares, the Plan will automatically end unless the Company decides, in its sole discretion, to continue the Plan by increasing the number of shares available under the Plan.

______________________
     /1/ For purposes of the Plan, PaeTec Communications, Inc. and PaeTec Corp. are referred to collectively as "PaeTec" or the "Company." A warrant is similar to an option; it is a legal right to purchase stock at a specified price which is referred to as the "Exercise Price."

Qualification and Exercise Price

          To qualify, agents must first achieve specified monthly revenue targets. The Company will issue Warrants to agents when their monthly sales reach one of the following levels:

          Monthly Revenue Level                                       Warrants
          ---------------------                                       --------
At least $50,000 but less than $100,000 in monthly revenue             2,500 Warrant Shares
At least $100,000 but less than $250,000 in monthly revenue            5,000 Warrant Shares
At least $250,000 but less than $500,000 in monthly revenue           12,000 Warrant Shares
At least $500,000 in monthly revenue                                  20,000 Warrant Shares

          A Warrant Certificate for the number of Warrants earned by an agent based on the revenue level achieved will be granted to the agent automatically within 60 days after the end of the month in which the agent hits its sales target.

          The price for purchasing the Warrant Shares (in other words, the Exercise Price) will be the fair market value of PaeTec's Class A Common Stock at the time the Warrants are granted. Since PaeTec is currently not a public company and there is no trading market for its shares, the Exercise Price will be set by the Board of Directors of the Company and its determination will be final. Generally, the Board will base its determination on the most recent selling price for shares in a private offering by PaeTec, but the Board reserves the right to consider other factors affecting value as well. For Warrants issued after PaeTec goes public, the Exercise Price will generally equal the closing price per share of PaeTec's Class A Common Stock on the last trading date of the month the agent qualifies for the Warrants.

          A form of the Warrant Certificate is attached as Exhibit A.

Payment for the Warrant Shares

          Agents will pay nothing at the time the Warrants are issued to them. The Warrants will be issued to successful agents who meet their monthly revenue targets as a reward for their sales achievements for PaeTec, and no payment is required until the agent decides to exercise its rights under the Warrant. At that point the agent will have to pay the Exercise Price in cash for the Warrant Shares it elects to buy. Alternatively, a "cashless exercise" will be permitted.

          The "cashless exercise" alternative in essence enables the agent to use the appreciation, if any, in the value of PaeTec stock over the Exercise Price, rather than its own funds, to pay for the Warrant Shares. For example, assume the agent is eligible (i.e., PaeTec has gone public and the agent's Warrants have "vested") to purchase 1,000 Warrant Shares at an Exercise Price of $5.00 per share. Further assume that the market price of the shares at the time of exercise has increased to $10.00 per share, reflecting appreciation of $5.00 per share. The agent could either purchase 1,000 shares by paying $5,000 in cash, or it could acquire 500 shares through a "cashless exercise" by authorizing the Company to cancel 500 Warrants in addition to the 500 Warrants being exercised. In effect, the appreciation in the 500 Warrants to be cancelled is used to purchase 500 Warrant Shares. By using the cashless exercise alternative, the agent foregoes the opportunity to purchase a larger number of shares for the privilege of not having to invest its own funds./2/

Securities Law Matters

          In order that agents holding Warrants will have sufficient information about the Company to make an informed decision about investing in Warrant Shares, and will be able to sell in a public market any Warrant Shares they elect to purchase through the exercise of the Warrants, the Warrants will not be exercisable until after PaeTec has become a public company and "registered" the Warrant Shares on a Registration Statement filed with the Securities and Exchange Commission. While PaeTec anticipates that it will go public in the future, there can be no assurance that it will do so within any specified period of time or at all. If PaeTec fails to go public, the Warrants would never become exercisable.

Vesting

          Assuming PaeTec has become a public company, an agent can purchase up to 20% of the Warrant Shares at any time after the grant of the Warrants. In other words, 20% of the Warrants automatically become exercisable as soon as the Warrant is granted to the agent, regardless of the agent's subsequent monthly revenue level. On the other hand, an agent's ability to purchase the rest of the shares under the Warrant (in other words, the remaining 80%) will depend on the maintenance of sales revenues over the next four years. After the IPO, an agent may exercise its Warrants with respect to all or any portion of the vested Warrant Shares.

______________________
     /2/ See the attached Warrant Certificate for the mechanism for a cashless exercise.

          Each year after Warrants are issued, the Company will determine whether the agent is still meeting the monthly sales target that resulted in the grant of the Warrant. In order to do this, the Company will review the agent's revenue level as of the end of the month for which the grant was made ("Anniversary Month") in each of the succeeding four years. For example, if a Warrant was granted with respect to June 2000, the relevant Anniversary Months for the purpose of vesting are June 2001, June 2002, June 2003 and June 2004. If the agent's average monthly sales during June of the applicable year and the previous eleven months remained at or above the applicable target level, an additional 20% of the shares covered by the Warrant will "vest" and become exercisable as of June 30th of that year. Thus, for example, an agent who is granted Warrants for 2,500 shares in June 2000 as a result of generating $50,000 in monthly revenue could purchase 500 shares (20% of 2,500 shares) at any time after the grant/3/, and 500 additional shares after the end of each June thereafter until all 2,500 shares are vested, provided that it maintains the required average monthly revenue level of $50,000. The "penalty" for falling below the average monthly revenue target is simply the loss of the vested Warrant Shares for that year (i.e., loss of 20% vesting for that year). The
                              ----
agents, however, are eligible to make up for any shortfall in the monthly revenue target in subsequent years through and including the fifth Anniversary Month following issuance of the Warrant Certificate. Example #1 shows how an agent would vest upon issuance of the Warrants, and over a four year period by maintaining its revenue level:

Example #1     $50,000 monthly revenue level for June C 2,500 Warrants
               -------------------------------------------------------

               Vesting on Issuance        (2,500 x 20%)   =   500 Warrants
               June 30 (1st Anniversary)  (2,500 x 20%)   =   500 Warrants
               June 30 (2nd Anniversary)  (2,500 x 20%)   =   500 Warrants
               June 30 (3rd Anniversary)  (2,500 x 20%)   =   500 Warrants
               June 30 (4th Anniversary)  (2,500 x 20%)   =   500 Warrants
               -----------------------------------------------------------
               Total Vested Warrants After 4 Years        = 2,500
                                                            =====

          An agent who increases sales to the next revenue level will not only vest an additional 20% of the shares covered by his original Warrant as described above, but also be entitled to new Warrants to reflect the newly achieved sales level. For example, assume that an agent achieves the $50,000 per month sales plateau in June of year one and receives Warrants for 2,500 shares. In June of the second year the agent increases revenues to the $100,000 per month level. The agent would then be vested for a total of 40% of the shares covered by its first Warrant (in other words, 1,000 shares), and would also be granted new Warrants for an additional 5,000 shares. The agent would automatically vest for 20% of the new Warrant (or 1,000 shares), and thus would be eligible to purchase a combined 2,000 shares under both Warrants. Of course, if an agent initially generates the applicable revenue level in any subsequent month (say, August in our example), it will also receive a new Warrant for that month. Simply put, the more revenue an agent generates for PaeTec, the more shares it can buy under the Plan.

______________________
     /3/ Subject to the pre-IPO restrictions previously described.

          On the other hand, an agent who fails to maintain average monthly sales revenues will forfeit the right to buy shares that would otherwise vest under its Warrant. Assume that an agent hits the $50,000 monthly revenue target for June 2000 and receives a Warrant for 2,500 shares. The agent immediately vests for 500 shares, but the agent's average monthly revenue during the succeeding twelve months falls below the $50,000 monthly revenue threshold to $40,000. In that case, the agent would forfeit the right to purchase the 500 shares that would otherwise have vested as of June 30, 2001.

          If an agent fails to meet its monthly revenue target and therefore a 20% installment fails to vest, the Plan offers the agent an opportunity to "earn back" the forfeited Warrant Shares in subsequent years up to and including the last day of the fifth Anniversary Month following issuance of the Warrant Certificate by bringing monthly sales levels back above the threshold target by a sufficient amount to exceed the prior year's shortfall. Thus, returning to the example in the preceding paragraph, if it is subsequently determined that the agent's average monthly sales during the twelve months ending June 30, 2002 exceed the $60,000 threshold (in other words, $50,000 for June 2002 and $10,000 to make up for the June 2001 shortfall), the 500 shares previously forfeited at the end of year one would be restored, and an additional 500 shares would vest for the current year as well. See example #2 below.

Example #2:

Monthly revenue target level: $100,000

     June, Year 1 (revenues for the month = $100,000):
     -------------------------------------------------
          Warrants for 5,000 shares granted, 20% vest immediately (1,000 shares vested)

     June, Year 2 (average monthly revenues during preceding 12 months =
     -------------------------------------------------------------------
     $90,000):
     ---------
          Since the average monthly revenues were less than $100,000, 20% of the Warrants (1000 shares) are forfeited.

     June 30, Year 3 (average monthly revenues during preceding 12 months =
     ----------------------------------------------------------------------
     $85,000):
     ---------
          Again, the revenues are less than $100,000 and, as a result, the 20% of the Warrants which would otherwise have vested are forfeited (Agent remains vested for 1,000 shares from original issuance).

     June 30, Year 4 (average monthly revenues during preceding 12 months =
     ----------------------------------------------------------------------
     $130,000):
     ----------
          Since the average monthly revenues during the preceding 12 months exceeded the $100,000 target level by $30,000 (which would make up for the Year 2 shortfall of $10,000 and the Year 3 shortfall of $15,000), the agent will earn back the shares forfeited in Year 2 and Year 3. Accordingly, 20% of 5,000 Warrants will vest for the current Year 4, an additional 20% will vest for Year 3, and additional 20% vest for Year 2 for a total of 4,000 Warrants vested, including the Warrants vested in Year 1. However, there will be no credit given with respect to the $5,000 in extra revenues (difference between the excess $30,000 and the $25,000 total shortfall amount) for any future periods.

     June 30, Year 5 (average monthly revenues = $80,000):
     -----------------------------------------------------

          Since the average monthly revenues for twelve months ended June 30 once again fell below the $100,000 threshold, the last 20% will not vest. However, the agent will have one last chance to earn back these forfeited shares if it has or exceeds $120,000 in average monthly revenues during Year 6, measured as of the last day of the Anniversary Month of that year.

          Regardless of whether any Warrant has "vested" as herein described, unless and until PaeTec becomes a public company, the agent holding the Warrants may not purchase Warrant Shares under any circumstances. Further, an agent can "earn back" Warrants that did not vest because average monthly sales fell below target only until the last day of the fifth Anniversary Month following the issuance of the Warrant Certificate.

Expiration Date

     All unexercised Warrants will expire on the last day of the tenth Anniversary Month occurring after issuance of the Warrant Certificate.

Sub-Agents

     PaeTec Communications recognizes that many agents work with sub-agents and that they may wish to assign some of their Warrants to sub-agents who help them achieve and maintain their PaeTec revenue goals. Accordingly, while Warrants generally are not transferable, limited transfers to sub-agents will be permitted on the following conditions: (i) the proposed transferee must be a genuine sub-agent and proof of its sales of PaeTec products and services will be required, (ii) only vested Warrants may be assigned, (iii) the minimum assignment must be for at least 50 Warrant Shares and must be in increments of 50 Warrant Shares, and (iv) the sub-agent transferee will be subject to the same restrictions as the agent, e.g., Warrants are not exercisable pre-IPO and
                           ----
Warrant Shares may only be transferred in compliance with the securities laws.

Transferability - Warrants and Warrant Shares

     Except for transfers to sub-agents as previously discussed, Warrants may not be assigned, transferred, pledged or otherwise disposed of and any attempted transfer will be void. It is PaeTec's intention to "register" the Warrant Shares issuable upon exercise of the Warrants once it becomes a public company so that the Warrant Shares will generally be freely tradable in the public market. However, it is possible that, for some reason that we cannot presently foresee, this registration would be precluded or delayed. In that event, the Warrant Shares could not be sold unless an exemption from the application of the securities laws is available. Agents are urged to contact the Company prior to purchasing Warrant Shares pursuant to the exercise of a Warrant to confirm that the shares will in fact be freely tradable.

Plan Summary

 .    500,000 shares of Class A Common Stock of PaeTec Corp. have been set aside for the Plan.
 .    Warrants are not exercisable in any event until after PaeTec has gone public.
 .    Warrants are issued and the Exercise Price is set when a specified monthly revenue level is reached. Agent has a potential to receive Warrants with respect to each calendar month.
 .    Warrants vest over a 4 year period (20% immediately upon grant and then 20%
     as of the end of the Anniversary Month for four years).
 .    For continued vesting, Agent must maintain the applicable revenue level on average during each succeeding 12 months.
 .    Penalty for missing the target revenue level is loss of vesting for that year (20%).
 .    To make up for any lost vesting, the agent must exceed his target revenue level plus the shortfall amount on average during any succeeding twelve month period, measured as of the end of any succeeding Anniversary Month, up to and including the fifth Anniversary Month after issuance of the Warrant Certificate.
 .    Unexercised Warrants will expire after ten years.

                       Exhibit A to Agent Incentive Plan

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR ANY SHARES ACQUIRED UPON THE EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, NOR MAY WARRANTS OR SHARES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM THESE REGISTRATION REQUIREMENTS. THE WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE.


                                   WARRANTS


            To Purchase ________ Shares of Class A Common Stock of


                                 PAETEC CORP.


                            Dated: ________________


     THIS WARRANT CERTIFICATE CERTIFIES THAT ___________________ (the "Holder") is entitled, at any time after the Warrants represented by this Warrant Certificate become exercisable as provided in Section 2.1, but prior to the Expiration Date (as hereafter defined), to purchase from PaeTec Corp., a Delaware corporation (the "Company"), _________ shares of the Company's Class A Common Stock at a purchase price of $_______ per share (the "Exercise Price"), all on the terms and conditions set forth in this Warrant Certificate.

1.   DEFINITIONS

     As used in this Warrant Certificate, the following terms have the meanings set forth below:

     "Agent" shall mean the independent sales agent of the Company named on Schedule A hereto.

     "Anniversary Month" shall mean the calendar month indicated under the caption "Anniversary Month" on Schedule A hereto.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

     "Class A Common Stock" shall mean the Class A Common Stock, $.01 par value per share, of the Company, and any other securities of the Company into which such Class A Common Stock is recapitalized or reclassified.

     "Commission" shall mean the Securities and Exchange Commission or any successor federal agency then administering the Securities Act and successor federal securities laws.

     "Exercise Price" shall mean the price indicated above at which a share of Class A Common Stock may be purchased pursuant to this Warrant. The Exercise Price may from time to time be adjusted in accordance with Section 4 hereof.

     "Expiration Date" shall mean the tenth (10th) anniversary of the date of this Warrant Certificate.

     "Fair Market Value" shall mean the fair value of a share of Class A Common Stock as determined in good faith by the Board of Directors, whose determination shall be conclusive; provided, however, that if the Class A Common Stock is then
                     --------  -------
listed or traded on a national securities exchange or automated quotation system or is publicly held, then such term shall mean (a) if the Class A Common Stock is listed or traded on any national securities exchange or listed for quotation on the Nasdaq National Market or SmallCap Market, the last or closing sale price, regular way, of the Class A Common Stock on the applicable date, as reported in the principal consolidated transaction reporting system (in case of a national securities exchange) or in the Wall Street Journal (in case of the Nasdaq National Market or SmallCap Market); and (b) in all other cases, the average of the high bid and low asked prices in the over-the-counter market, such as the Nasdaq OTC Bulletin Board, as reported in The Wall Street Journal or, if Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors.

     "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

     "Initial Public Offering" shall mean the closing of an initial public offering underwritten by an investment banking firm on a firm commitment basis pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its common stock.

     "Person" shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, government (or agency or political subdivision thereof) or any other entity.

     "Revenues" shall mean gross revenues derived by the Company from sales of its products and services to customers generated by Agent.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Shortfall Amount" shall have the meaning given to it in Section 2.1 hereof.

     "Target Revenue Level" shall mean the monthly target revenue level indicated under the caption "Target Revenue Level" on Schedule A hereto.

     "Vesting Installment" shall have the meaning given to it in Section 2.1 hereof.

     "Warrants" shall mean the rights represented by this Warrant Certificate to purchase Warrant Stock.

     "Warrant Stock" shall mean the shares of Class A Common Stock that may be purchased by the holders of the Warrants upon the exercise thereof.

2.   EXERCISE OF WARRANTS

     2.1. Time of Exercise. The Warrants may be exercised if and only if the
          ----------------
condition set forth in subsection (a) of this Section 2.1 is satisfied, but then only with respect to shares of Warrant Stock vested in accordance with subsection (b) of this Section 2.1:

     (a) the Initial Public Offering shall have been consummated at least one year prior to the date of exercise and a registration statement on an applicable form under the Securities Act, covering the issuance by the Company of all the shares of Warrant Stock, shall have been declared effective by the Commission.

     (b) the Warrants are exercisable only with respect to shares of Warrant Stock which shall have vested in accordance with the following:

          (1) twenty percent (20%) of the Warrant Stock shall vest immediately upon the grant of the Warrants; and

          (2) the remaining eighty percent (80%) of the Warrant Stock shall vest in four (4) equal annual installments (each, a "Vesting Installment") of twenty percent (20%) on the last day of the Anniversary Month in each of the four years immediately succeeding the year in which the Warrants are granted (the "Grant Year"), if and only if the Agent's average monthly Revenues during the twelve month period ending on the last day of the Anniversary Month of that year shall equal or exceed the Target Revenue Level; provided, however, that in the event that any
                              --------  -------
               Vesting Installment shall fail to vest as a result of the Agent's average monthly Revenues not meeting the Target Revenue Level (the difference between the Target Revenue Level and the Agent's average monthly Revenues is hereinafter referred to as the "Shortfall Amount"), then such Vesting Installment may vest in any subsequent year on or prior to the fifth anniversary of the last day of the Anniversary Month of the Grant Year if the Agent's average monthly Revenues during the twelve month period ending on the last day of the Anniversary Month of such subsequent year equal or exceed the sum of the Target Revenue Level and the Shortfall Amount. If the average monthly Revenues for any such twelve month period exceed the Target Revenue Level, however, no credit will be given for any future periods with respect to such excess Revenues.

     2.2. Manner of Exercise. At any time after the Warrants become exercisable
          ------------------
as provided in Section 2.1 hereof until 5:00 p.m., New York time, on the Expiration Date, Holder may exercise the Warrants on any Business Day for all or any part of the number of shares of Warrant Stock purchasable hereunder, provided that the Warrants may be exercisable in a maximum of two installments.

     In order to exercise the Warrants, in whole or in part, Holder shall deliver to the Company at its principal office at 290 Woodcliff Drive, Fairport, New York 14450 (i) a written notice of Holder's election to exercise the Warrants, substantially in the form appearing at the end of this Warrant as Exhibit A ("Exercise Notice"), (ii) unless Holder indicates on the Exercise Notice of its intention to effect a cashless exercise (in which case no cash payment of the Exercise Price shall be made by Holder), payment of the Exercise Price for each share of Warrant Stock as to which the Warrant is exercised by a certified or bank check, payable to the order of the Company, and (iii) this Warrant Certificate. Upon receipt of all of these items the Company shall deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided; provided, however, that in the event that Holder elects to
                      --------  -------
effect a cashless exercise, the Holder shall be entitled to receive upon exercise a number of shares of Warrant Stock, computed as of the date on which the Company received the Exercise Notice together with this Warrant Certificate, determined by the following formula:

          X = Y (A-B)
              -------
                 A

          Where X   =  the number of shares of Warrant Stock to be issued to
                       Holder;

                Y   =  the aggregate number of shares of Warrant Stock with
                       respect to which Holder elected to effect a cashless exercise;

                A   =  the Fair Market Value per share of the Company's Class A
                       Common Stock (on the date of such calculation); and

                B   =  the Exercise Price.

                In lieu of payment of the Exercise Price, the Company shall cancel such number of shares of Warrant Stock equal to the difference (rounded up to the nearest whole number of shares) between Y and X.

     The stock certificate or certificates so delivered shall be registered in the name of Holder. The Warrants shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Exercise Price (if applicable) and this Warrant Certificate, are received by the Company as described above. If the Warrants shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant Certificate evidencing the right of Holder to purchase the remaining shares of Warrant Stock, which new Warrant Certificate shall in all other respects be identical to this Warrant Certificate or, in the sole discretion of the Company, appropriate notation may be made on this Warrant Certificate and the same returned to Holder.

     2.3. Fractional Shares. The Company shall not be required to issue a
          -----------------
fractional share of Class A Common Stock upon exercise of the Warrants. In lieu of any fraction of a share which Holder would otherwise be entitled to purchase upon exercise, the Company shall pay cash in an amount equal to the same fraction of the Fair Market Value per share of Class A Common Stock on the date of exercise.


3.   RESERVATION AND AUTHORIZATION OF CLASS A COMMON STOCK

     From and after the date hereof, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Class A Common Stock (or its authorized and issued shares of Class A Common Stock held in treasury) as will be sufficient to permit the exercise in full of the Warrants. All shares of Class A Common Stock which shall be so issuable, when issued upon exercise of the Warrants and payment therefor in accordance with the terms of the Warrants, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.


4.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

     The Exercise Price and the number of shares of Class A Common Stock covered by the Warrants are subject to adjustment from time to time as provided in this
Section 4.

          (a) In case the Company shall at any time after the date of this Warrant Certificate (i) effect a distribution payable in shares of Class A Common Stock to all holders of the outstanding Class A Common Stock, (ii) subdivide the outstanding shares of its Class A Common Stock, (iii) combine the outstanding Class A Common Stock into a smaller number of shares of Class A Common Stock or (iv) issue any securities of the Company in a reclassification or recapitalization of the Class A Common Stock, then the number and kind of securities issuable upon exercise of the Warrants (commencing on the record date for such distribution or the effective date of such subdivision, combination, reclassification or recapitalization) shall be proportionately adjusted so that the holder of the Warrants exercised after such time shall be entitled to receive the aggregate number and kind of securities which, if such Warrants had been exercised in full immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such distribution, subdivision, combination, reclassification or recapitalization. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Upon each adjustment of the number of shares of Class A Common Stock for which the Warrants are exercisable as provided in Section 4(a) hereof, the per share Exercise Price payable upon exercise of the Warrants shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Class A Common Stock covered by the Warrants prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Class A Common Stock covered by the Warrants immediately after such adjustment.

5.   RESTRICTIONS ON TRANSFER

     Except as otherwise provided in Section 8.2 hereof, the Warrants may not be transferred, hypothecated or assigned without the prior written consent of the Company, which consent may be given or withheld in the Company's sole discretion. Holder, by acceptance of this Warrant Certificate, agrees to be bound by the provisions of this Section 5.

          Each certificate representing shares of Warrant Stock issued upon the exercise of a Warrant shall be stamped or otherwise imprinted with the following legend, unless in the opinion of counsel for the Company, such legend is not required under applicable laws:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT OR SUCH LAWS."

6.   LOSS, THEFT, DESTRUCTION OR MUTILATION

     Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate and indemnity or security reasonably satisfactory to the Company and reimbursement to the Company of all reasonable expenses incidental thereto, and in case of mutilation upon surrender and cancellation of the mutilated Warrant Certificate, the Company will execute and deliver in lieu hereof a new Warrant Certificate of like tenor to such Holder; provided that, in the case of mutilation, no indemnity or security shall be required if this Warrant Certificate in identifiable form is surrendered to the Company for cancellation.

7.   LIMITATION OF LIABILITY AND RIGHTS AS STOCKHOLDER

     No provision hereof, in the absence of affirmative action by Holder to purchase shares of Class A Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the Exercise Price of any Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     Prior to the exercise of the Warrants and the date of the stock certificate representing the shares of Warrant Stock issuable upon exercise, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to, or be deemed for any purpose the holder of, shares for which the Warrants shall be exercisable, including without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

8.   MISCELLANEOUS

     8.1  Notice. Any notice, demand, request, consent, approval, declaration,
          ------
delivery or other communication hereunder to be made pursuant to the provisions of this Warrant Certificate shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier or by telecopy and confirmed by telecopy answer back, addressed as follows:

          (a) If to any Holder, at its last known address appearing on the books of the Company maintained for such purpose.

          (b)  If to the Company at:

               PaeTec Corp.
               Attn: Vice President - Finance
               290 Woodcliff Drive
               Fairport, New York 14450
               Telecopy Number: (716) 340-2511

               with a copy to:

               PaeTec Corp.
               Attn: General Counsel
               290 Woodcliff Drive
               Fairport, New York 14450
               Telecopy Number: (716) 340-2563

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or telecopied and confirmed by telecopy answer back, one (1) Business Day after the same shall have been deposited with a nationally recognized overnight courier or three (3) Business Days after the same shall have been deposited in the United States mail.

     8.2  Successors and Permitted Assigns. This Warrant Certificate and the
          --------------------------------
rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. Neither this Warrant Certificate nor the rights evidenced hereby may be assigned, transferred, pledged or otherwise disposed of by Holder to any other Person without the prior written consent of the Company, except where such assignment (i) is made by Agent to a sub-agent thereof who has performed bona fide services on behalf of Holder to sell products and services of the Company, and Agent has submitted documentation or proof satisfactory to the Company concerning such fact, (ii) relates only to vested shares of Warrant Stock, and
                                                                           ---
(iii) is for at least fifty (50) or more vested shares of Warrant Stock represented hereby and is in increments of fifty (50) shares.

     8.3  Amendment. This Warrant Certificate or the Warrant represented hereby
          ---------
may be modified or amended, or the provisions hereof or thereof waived, only with the written consent of the Company and the Holder.

     8.4. Severability.  Wherever possible, each provision of this Warrant
          ------------
Certificate shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Certificate shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Certificate.

     8.5. Headings. The headings used in this Warrant Certificate are for the
          --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     8.6. Governing Law. This Warrant Certificate and the Warrant represented
          -------------
hereby shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and its corporate seal to be impressed hereon as of the date set forth below.


                                             PAETEC CORP.

SEAL
                                             By:____________________________
                                             Name:
                                             Title:

ATTEST:


________________________________
Secretary or Assistant Secretary

                                  SCHEDULE A


Name of Agent:_________________________

Number of Shares:_________________

Anniversary Month:________________

Target Revenue Level: $____________

                                                                   Exhibit 10.22
                                                                     (Continued)

                                 AMENDMENT #1

               PAETEC COMMUNICATIONS, INC. AGENT INCENTIVE PLAN

          This sets forth Amendment #1 to the PaeTec Communications, Inc. Agent Incentive Plan ("Plan"). Effective as of March 20, 2000, the Plan shall be amended as follows:

          1. The third paragraph of the "Introduction" section of the Plan shall be amended and restated to provide in its entirety as follows (with the amended portion underscored):

          PaeTec is currently a private company and there is no public trading market for its stock. Recognizing that agents will not therefore realize cash "value" from the Plan until PaeTec becomes a public company, the Warrants will not be exercisable before the first
                                                        ----------------
          anniversary of the date PaeTec successfully completes an initial
          -----------------------
          public offering (an "IPO") of its common stock. Further, the Warrants will only be exercisable in compliance with federal and state securities laws.


          2. The "Securities Law Matters" section of the Plan shall be amended and restated to provide in its entirety as follows (with the amended portion underscored):

          In order that agents holding Warrants will have sufficient information about the Company to make an informed decision about investing in Warrant Shares, and will be able to sell in a public market any Warrant Shares they elect to purchase through the exercise of the Warrants, the Warrants will not be exercisable before the first
                                                         ----------------
          anniversary of the date PaeTec has become a public company and not
          -----------------------                                        ---
          before PaeTec has "registered" the Warrant Shares on a Registration
          -----------------
          Statement filed with the Securities and Exchange Commission. While PaeTec anticipates that it will go public in the future, there can be no assurance that it will do so within any specified period of time or at all. If PaeTec fails to go public, the Warrants would never become exercisable.

          3. The first paragraph of the "Vesting" section of the Plan shall be amended and restated to provide in its entirety as follows (with the amended portion underscored):

          Assuming that the public offering and registration requirements
          ---------------------------------------------------------------
          described in the "Securities Law Matters" section above have been
          -----------------------------------------------------------------
          satisfied, an agent can purchase up to 20% of the Warrant Shares at
          ---------
          any time after the grant of the Warrants. In other words, 20% of the Warrants automatically become exercisable as soon as the Warrant is granted to the agent, regardless of the agent's subsequent monthly revenue level. On the other hand, an agent's ability to purchase the rest of the shares under the Warrant (in other words, the remaining 80%) will depend on the maintenance of sales revenues over the next four years. After the public offering and registration requirements
                                 ---------------------------------------------
          described in the "Securities Law Matters" section above have been
          -----------------------------------------------------------------
          satisfied, an agent may exercise its Warrants with respect to all or
          ---------
          any portion of the vested Warrant Shares.


          4. The last paragraph of the "Vesting" section of the Plan shall be amended and restated to provide in its entirety as follows (with the amended portion underscored):

          Regardless of whether any Warrant has "vested" as herein described, unless and until the public offering and registration requirements
                           -------------------------------------------------
          described in the "Securities Law Matters" section above have been
          -----------------------------------------------------------------
          satisfied, the agent holding the Warrants may not purchase Warrant
          ---------
          Shares under any circumstances. Further, an agent can "earn back" Warrants that did not vest because average monthly sales fell below target only until the last day of the fifth Anniversary Month following the issuance of the Warrant Certificate.


          5. The last sentence of the "Sub-Agents" section of the Plan shall be amended and restated to provide in its entirety as follows (with the amended portion underscored):

          Warrants are not exercisable until the public offering and
                                       -----------------------------
          registration requirements described in the "Securities Law Matters"
          -------------------------------------------------------------------
          section above have been satisfied and Warrant Shares may only be
          ---------------------------------
          transferred in compliance with the securities laws.

          6. The second bullet in the "Plan Summary" section of the Plan shall be amended and restated to provide in its entirety as follows (with the amended portion underscored):

          Warrants are not exercisable in any event until after the public
                                                                ----------
          offering and registration requirements described in the "Securities
          -------------------------------------------------------------------
          Law Matters" section above have been satisfied.
          ----------------------------------------------

     This Amendment #1 has been adopted by the Board of Directors of PaeTec Communications, Inc., and the Board of Directors of PaeTec Corp., to be effective as of March 20, 2000.


                                        PAETEC CORP.

                                        By: /s/ Arunas A. Chesonis
                                           -------------------------
                                        Title: President
                                              ----------------------
                                        Date:  March 20, 2000
                                             -----------------------

                                        PAETEC COMMUNICATIONS, INC.

                                        By: /s/ Arunas A. Chesonis
                                           -------------------------
                                        Title: President
                                              ----------------------
                                        Date:  March 20, 2000
                                             -----------------------